UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013

Cytomedix, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	01-32518	23-3011702
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

209 Perry Parkway, Suite 7, Gaithersburg, MD 20877

(Address of Principal Executive Office) (Zip Code)

240-499-2680

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On each of November 22, 2013 and November 27, 2013, Cytomedix, Inc. (the “Company”) filed Current Reports on Form 8-K disclosing, among other things, the terms of signed subscription agreements and other related agreements and documents relating to the sale of 10% subordinated convertible notes and warrants to purchase shares of the Company’s common stock for gross proceeds of $3 million (the “Offering”). The Company hereby incorporates by reference the contents of the Form 8-K filings made on November 22, 2013 and November 27, 2013.

On December 3, 2013, the Company entered into an amendment to the Subscription Agreements with each Purchaser (the “Amendment”) for the sole purpose of amending the definition of what constituted a “Good News CMS Reimbursement Determination Event” in connection with satisfying the closing conditions set forth in the Subscription Agreements. The Subscription Agreements originally required that the closing of the Offering was contingent on a Good News CMS Reimbursement Determination Event occurring, which was defined as a final ruling by the Centers for Medicare & Medicaid Services (“CMS”) in the “CY 2014 Changes to the Hospital Outpatient Prospective Payment System (“HOPPS”) and Ambulatory Surgical Center Payment System (CMS-1601-FC)” resulting in an approved payment rate for AutoloGel of at least $450 per treatment. The Amendment modified the definition of Good News CMS Reimbursement Determination Event to lower the approved payment rate from $450 to $400 per treatment. On December 2, 2013, the Company announced that CMS designated that the reimbursement code to which AutoloGel is assigned be paid at a national average rate of $411 per treatment encounter under HOPPS.

The foregoing summary of the terms of the Amendment is subject to, and qualified in its entirety by such document attached hereto as Exhibits 10.1, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The registrant hereby incorporates by reference the disclosure made in Item 1.01 above.

Item 3.02	Unregistered Sales of Equity Securities.

The registrant hereby incorporates by reference the disclosure made in Item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	First Amendment No. 1 to Subscription Agreement dated December 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cytomedix, Inc.

By:	/s/ Martin P. Rosendale
Martin P. Rosendale
Chief Executive Officer

Date: December 3, 2013